UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2007
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm
On May 7, 2007, the Chairman of the Audit Committee of the Board of Directors (the “Audit Committee”) of TeleTech Holdings, Inc. (the “Company”) was notified by Ernst & Young LLP (“Ernst & Young”) that it is declining to stand for re-election as the Company’s independent registered public accounting firm for the year ending December 31, 2007. Ernst & Young will perform the procedures specified by the Public Company Accounting Oversight Board (United States) for a review of the interim financial information as described in AU 722, Interim Financial Information on the unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. Ernst & Young completed its review on May 9, 2007.
During the two years ended December 31, 2006 and the quarter ended March 31, 2007, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant year.
Ernst & Young’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young’s report on the December 31, 2006 financial statements included a reference to the adoption of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006.
The Company has furnished a copy of the above disclosures to Ernst & Young and requested that Ernst & Young provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of such letter from Ernst & Young is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) New Independent Registered Public Accounting Firm
On May 7, 2007, the Audit Committee of the Board of Directors of the Company, after reviewing competitive proposals from several independent registered public accounting firms during the first quarter of 2007 as a part of its periodic review and corporate governance practices, determined to engage PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm beginning May 9, 2007.
During the two years ended December 31, 2005 and December 31, 2006 and the quarter ended March 31, 2007 through May 9, 2007, neither the Company, nor anyone on its behalf, consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 3.04 (a)(1)(iv) of Regulation S-K or a reportable event as described in Item 3.04(a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits

Exhibit No	Description

16.1	Letter dated May 9, 2007 from Ernst & Young LLP to the Securities and Exchange Commission
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TeleTech Holdings, Inc.
By: /s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officers
Dated May 9, 2007

Exhibit Index

Exhibit No	Description

16.1	Letter dated May 9, 2007 from Ernst & Young LLP to the Securities and Exchange Commission